                               VIRBAC CORPORATION
                                    FORM 10-Q
                               SEPTEMBER 30, 2003

Exhibit 10.15

Secured Subordinated Promissory Note for $4,000,000 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated April 29, 2004.

      THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NO INTEREST HEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING THIS NOTE, (B) THE BORROWERS RECEIVE AN OPINION OF LEGAL COUNSEL ADDRESSED TO THE HOLDER OF THIS NOTE (CONCURRED IN BY LEGAL COUNSEL FOR THE HOLDER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE BORROWERS ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

      THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT IN FAVOR OF FIRST BANK DATED AS OF APRIL 9, 2004.

April 29, 2004                                                     $4,000,000.00

                               VIRBAC CORPORATION
                      SECURED SUBORDINATED PROMISSORY NOTE

      FOR VALUE RECEIVED, Virbac Corporation, a Delaware corporation (the "Company"), PM Resources, Inc., a Missouri corporation ("PM"), St. Jon Laboratories, Inc., a California corporation ("St. Jon"), Francodex Laboratories, Inc., a Kansas corporation ("Francodex"), Delmarva Laboratories, Inc., a Virginia corporation ("Delmarva") and Virbac AH, Inc., a Delaware corporation ("AH", with Virbac , PM, St. Jon, Francodex, Delmarva and AH being hereafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"), hereby promise to pay to the order of Virbac S. A. or its registered assigns (the "Holder"), the maximum aggregate principal sum of Four Million Dollars ($4,000,000.00) or such lesser amount of any loans made by Holder to Borrowers as recorded on the books and records of Holder, together with interest thereon at the rate(s) set forth in Section 1 below. This Secured Subordinated Promissory Note (this "Note") shall be subordinate to the indebtedness (the "Senior Indebtedness") of Borrowers under that certain Credit Agreement, dated September 7, 1999, as previously amended, most recently by the Seventh Amendment, dated March 1, 2004, and as the same may be further amended hereafter (the "Credit Agreement") and the obligation of Borrowers to repay the principal and interest due to the Holder under this Note shall be secured by a collateral pledge of all the current and future assets of Borrowers pursuant to the Amended and Restated Security Agreement, dated of even date herewith, entered into by Borrowers and the Holder named therein (the "Security Agreement"), which lien shall be subordinate to any lien granted by Borrowers to secure payment of the Senior Indebtedness pursuant to the terms of the Subordination Agreement entered into by the Holder in favor of First Bank, dated of even date herewith. This Note shall rank pari passu with that certain Secured Subordinated Promissory Note by Borrowers in favor of Holder, dated as of April 9, 2004, in the amount of $3,000,000.00 (the "April Note"). The April Note, together with this Note, shall be referred to collectively herein as the "Notes." Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to the Borrowers for cancellation.

      At any time it is requesting a loan, the Company shall give written or telecopy notice to Holder, which notice shall be irrevocable and shall be given by no later than 9:00 a.m. (Central Time) four days prior to the date it requests that Holder make a loan hereunder. Each such notice shall specify the date the loan is requested (which shall be a business day) and the dollar amount of such loan. Holder shall use commercially reasonable efforts to provide currently available cash to Borrowers on the date specified in Borrowers' request but shall not be liable to Borrowers or any other person if it fails to provide currently available cash to Borrowers on or before the close of business on the specified date if such failure is a result of the process and procedures necessary to transfer cash balances across international borders.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.    Calculation of Interest.

      (a) From the date hereof until all of Borrowers' obligations under this Note have been fully satisfied, the principal outstanding under this Note from time to time shall bear interest on a basis of a 360-day year for the actual number of days amounts are outstanding hereunder, at a variable rate initially equal to five and one half percent (5.5%) per annum (the "Base Rate") as adjusted in accordance with the provisions of subsection (b) below (such rate, as adjusted, the "Adjusted Rate").

      (b) On the first day of each calendar month beginning with June 1, 2004 (each such day an "Interest Rate Adjustment Date"), the interest rate to be charged against the outstanding principal balance for the remainder of that calendar month will be recalculated by adding to the Base Rate such amount equal to the higher of (i) the amount by which the Current One Month LIBOR US Dollar Rate exceeds the LIBOR Reference Rate or (ii) the amount that the Current One Month EURIBOR Rate exceeds the EURIBOR Reference Rate, provided, however, that:

            (i) No adjustment shall be made to the Base Rate on any Interest Rate Adjustment Date prior to the first Interest Rate Adjustment Date until either the Current One Month LIBOR US Dollar Rate exceeds the LIBOR Reference Rate or the Current One Month EURIBOR Rate exceeds the EURIBOR Reference Rate, respectively, by more than 50 basis points (0.5%); thereafter, the Adjusted Rate will be adjusted on each Interest Rate Adjustment Date as set forth in the first paragraph of this
                  Section 1(b); and

            (ii) Although the Adjusted Rate may decrease following any decrease in the one month LIBOR Spot Rate or Current One Month EURIBOR Rate, it shall not be adjusted below five and one half percent (5.5%) per annum.

      (c) For purposes of the forgoing:

If an Event of Default (other than an Event of Default specified in Section 3(c) or Section 3(d) hereof) occurs and is continuing, then the Holder may declare the outstanding principal amount and any accrued interest on this Note and all other payments payable hereunder to be forthwith due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, to the fullest extent permitted by applicable law. If an Event of Default specified in Section 3(c) or Section 3(d) hereof occurs and is continuing, then the outstanding principal amount and any accrued interest on this Note and all other payments payable hereunder shall become and be immediately due and payable without any declaration or other act on the part of the Holder, and the Holder may take all actions or exercise remedies provided for pursuant to the Security Agreement, or otherwise, with respect to the pledged Collateral (as defined in the Security Agreement). The Holder by notice to the Company may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, other than nonpayment of principal or interest that has become due solely because of such acceleration. No such rescission shall affect any subsequent default or impair any right thereto.

4.    Miscellaneous.

      (a) Usury. It is the express intent of the Borrowers and the Holder hereto that the payment of all or any portion of the outstanding principal amount of and accrued interest under this Note be exempt from the application of any applicable usury or similar laws under any state, federal or foreign jurisdiction. Each of the Borrowers hereby irrevocably waive, to the fullest extent permitted by law, any objection or defense which any Borrower, may now or hereafter have to the payment when due of any and all Note principal or accrued interest arising out of or relating to a claim of usury or similar laws and each of the Borrowers hereby agrees that neither it nor any of its affiliates shall in the future bring, commence, maintain, prosecute or voluntarily aid in any action at law, proceeding in equity or other legal proceeding against the Holder based on a claim that Borrowers' payment obligations under this Note violate the usury or similar laws of any state, federal or foreign jurisdiction. Notwithstanding the foregoing, in the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal amount due under this Note.

      (b) Expenses. Borrowers agree to pay all costs of collection, including reasonable attorneys' fees, incurred by the Holder in collecting or enforcing this Note. The Borrowers agree to pay Holder upon demand, the amount of any and all expenses, including fees, expenses and disbursements of Holder's counsel and of any other expert or agent acting on Holders behalf, that Holder may incur in collecting or enforcing this Note or in exercising rights under the Security Agreement or the Subordination Agreement. Notwithstanding the forgoing, any expense incurred by Holder as provided above shall be treated as an advance of principal pursuant to this Note and shall bear interest at the then applicable rate from the date such expense was incurred by Holder until the date paid by the Borrowers.

      (c) Waiver. Any provision of this Note may be amended, waived or modified upon the written consent of Borrowers and the Holder. A waiver or consent given hereunder shall be effective only if in writing and in the specific instance and for the specific purpose for which given.

      (d) Severability. In case any provision of this Note is deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      (e) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

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

      IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                              VIRBAC CORPORATION

                                              By: /s/ David Eller
                                                  -------------------------
                                              Name: David Eller
                                              Title: President

                                              PM RESOURCES, INC.

                                              By: /s/ David Eller
                                                  -------------------------
                                              Name: David Eller
                                              Title: President

                                              ST. JON LABORATORIES, INC.

                                              By: /s/ David Eller
                                                  -------------------------
                                              Name: David Eller
                                              Title: President

                                              FRANCODEX CORPORATION, INC.

                                              By: /s/ David Eller
                                                  -------------------------
                                              Name: David Eller
                                              Title: President

                                              DELMARVA CORPORATION, INC.

                                              By: /s/ David Eller
                                                  -------------------------
                                              Name: David Eller
                                              Title: President

                                              VIRBAC AH, INC.

                                              By: /s/ David Eller
                                                  -------------------------
                                              Name: David Eller
                                              Title: President

                     AMENDED AND RESTATED SECURITY AGREEMENT

      This Amended and Restated Security Agreement (hereinafter referred to as this "Security Agreement") is made and entered into as of the 29th day of April, 2004, by and between Virbac Corporation, a Delaware corporation ("Virbac"), PM Resources, Inc., a Missouri corporation ("PM"), St. Jon Laboratories, Inc. a California corporation ("St. Jon"), Francodex Laboratories, Inc., a Kansas corporation ("Francodex"), Delmarva Laboratories, Inc., a Virginia corporation ("Delmarva"), Virbac AH, Inc., a Delaware corporation("AH", with Virbac, PM, St. Jon, Francodex, Delmarva and AH being hereafter sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"), and Virbac S. A., a corporation organized under the laws of the Republic of France (the "Secured Party").

                                R E C I T A L S:

      WHEREAS, the Borrowers and the Secured Party entered into that certain Security Agreement dated as of April 9, 2004 (the "Prior Agreement"), in connection with the loan made by Virbac S.A. to the Borrowers in the amount of $3,000,000.00;

      WHEREAS, the parties desire to amend and restate the Prior Agreement to allow Virbac S.A. to make additional loans to the Borrowers in accordance with the terms and conditions set forth herein and in the Notes (as defined below);

      WHEREAS, Virbac is in need of additional capital to fund working capital and for other general corporate purposes;

      WHEREAS, in order to allow Virbac to meet its near-term capital requirements, Secured Party is willing to make various loans to Virbac on the terms and conditions agreed to by the parties; and

      WHEREAS, it is a condition to Secured Party's willingness to advance any funds to Borrowers pursuant to the Notes or otherwise that the Borrowers enter into this Security Agreement.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    SECURITY INTEREST.

            (a) Borrowers hereby grant to Secured Party, for its benefit, a continuing security interest in, and do hereby collaterally assign, pledge, mortgage, convey and set over unto Secured Party, for its benefit, the Collateral (as defined herein) and all of Borrowers' present and hereafter acquired right, title and interest in and to the Collateral, for the purpose of securing full and punctual payment of amounts due the Secured Party arising under or in connection with the Notes and the performance of all obligations, agreements, covenants, terms and conditions contained in the Notes and herein as well as any renewals, extensions, refinancings and restructurings of the Notes or any additional indebtedness which may be extended by Secured Party to Borrowers. For purposes hereof, Collateral shall mean all of the assets of Borrowers, wherever located, whether presently owned or hereafter acquired, as more fully described on Exhibit A attached hereto. For the purposes of this Security Agreement, "Notes" shall mean: (i) that certain Secured Subordinated Promissory Note by Borrowers in favor of the Secured Party, dated as of April 9, 2004, in the amount of $3,000,000.00; (ii) that certain Secured Subordinated Promissory Note by Borrowers in favor of the Secured Party, dated even herewith, in the amount of $4,000,000.00; and (iii) any other secured subordinated promissory notes evidencing obligations to repay funds by the Borrowers in favor of the Secured Party, after the date hereof.

            (b) The Secured Party shall have a second priority security interest in and to the Collateral subordinate only to the security interest and rights granted pursuant to that certain Credit Agreement, dated September 7, 1999, as previously amended, most recently by the Seventh Amendment, dated March 1, 2004, and as the same may be hereafter amended (the "Credit Agreement"). The indebtedness evidenced by the Credit Agreement is hereinafter referred to as the "Senior Indebtedness" and the party who has, or parties who have, advanced funds to Borrowers pursuant to the Credit Agreement as hereinafter referred to both individually and collectively as the "Senior Lender". The rights and priorities of Secured Party and Senior Lender with respect to the Collateral are more fully set forth in that certain Subordination Agreement dated of even date herewith, entered into by Secured Party in favor of the Senior Lender (the "Subordination Agreement"). The security interests are granted as security only and shall not subject the Secured Party to, or transfer to the Secured Party, or in any way affect or modify, any obligation or liability of the Borrowers therewith.

      2. WARRANTIES, REPRESENTATIONS AND COVENANTS OF BORROWERS. Each of the Borrowers hereby severally, not jointly, warrants, represents and covenants to Secured Party as follows:

            (a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified or licensed to conduct business in each jurisdiction in which the nature of its business or its assets require such qualification or licensing under applicable law.

            (b) Borrowers are the sole owners of, and have good and marketable title to, each and any every part of Collateral, free from any lien, pledge, conditional sale contract, lease or other title retention agreement, security interest, encumbrance or any other adverse claim of any kind, except for the security interests granted to Senior Lender and to Secured Party hereunder. Borrowers will not permit any financing statement to be filed with respect to the Collateral or any portion thereof except in favor of Secured Party and Senior Lender.

            (c) The Collateral will not be used and was not purchased for personal, family or household purposes.

            (d) There is no legal, administrative or other proceeding pending or, to the best of Borrowers' knowledge, threatened against any Borrower or Borrowers' title to the

      Collateral or against Borrowers' grant of a security interest hereunder, nor do Borrowers know of any basis for the assertion of any such claim.

            (e) At the request of Secured Party, Borrowers have or will join Secured Party in executing one or more financing statements, in form satisfactory to Secured Party, identifying the Collateral and evidencing the security interest of Secured Party in the Collateral pursuant to the requirements of the Uniform Commercial Code in effect in Delaware from time to time (the "UCC"). Borrowers will pay the cost of filing the same or other suitable documents in all public offices wherever filing is deemed by Secured Party to be necessary or desirable. When the UCC financing statements and any other filings necessary to perfect the security interests granted hereby in appropriate form are filed with the appropriate offices, the security interests shall constitute valid and perfected security interests in all of the Collateral that may be perfected by such filings, subordinate to the liens and rights of Senior Lender but prior to all other liens and rights of others therein.

            (f) Except for sales of inventory permitted in the ordinary course of their businesses and consistent with past practices, without the prior written consent of Secured Party, Borrowers will not sell, exchange, dispose of, lease, offer to sell or otherwise transfer or otherwise deal with the Collateral or any portion or interest therein, unless simultaneously therewith new items of Collateral, which items may be similar to those proposed to be disposed of and which shall be of equal or greater value, are substituted therefor. All after-acquired property of Borrowers and all additions or replacements acquired pursuant to the provisions of this paragraph shall immediately be and become, without any other act on the part of Borrowers, subject to the security interest and lien created pursuant to this Security Agreement. If the Collateral or any part thereof is sold, transferred, exchanged, or otherwise disposed of, the security interest of Secured Party shall extend to the proceeds of such sale, transfer, exchange or other disposition.

            (g) Borrowers shall cause, as of the date hereof, and shall cause the Collateral at all times to be kept insured at their own expense under one or more policies, for such periods and amounts and against such risks and liabilities, and in such form as are in accordance with prudent industry practices. Borrowers will promptly notify Secured Party of any loss or damage to the Collateral and such insurance shall be for the full replacement value of the Collateral. In the event of foreclosure or sale under this Security Agreement, all right, title and interest of Borrowers in and to any insurance policies then in force shall pass to the purchaser at any such sale, and Secured Party is hereby appointed attorney-in-fact for Borrowers to assign and transfer said policies.

            (h) Borrowers will properly care for and keep the Collateral in good condition and repair and will not misuse, abuse, allow to deteriorate, waste or destroy the Collateral or any part thereof, except for reasonable wear and tear in the course of its normal and expected use.

            (i) With respect to Borrowers' use or ownership of the Collateral or the conduct of their respective businesses, Borrowers will not engage in any material violation of any law, statute or governmental rules, regulation or ordinance.

            (j) Borrowers will pay or cause to be paid all taxes and assessments assessed against the Collateral when the same become due and payable.

            (k) At Secured Party's request, Borrowers will, at their own expense, execute or procure any document, and do all other acts which from the character or use of the Collateral may be reasonably necessary to protect and defend the Collateral against any and all rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder.

            (l) Borrowers shall furnish promptly to Secured Party such information concerning the Collateral as Secured Party may from time to time request. Borrowers shall permit and hereby authorize Secured Party to examine and inspect the Collateral and any portion thereof wherever the same may be located and hereby grant Secured Party full access to, and the right to audit, any and all of any Borrowers' books and records pertaining to the Collateral for the purpose of verifying the value of Collateral.

            (m) Borrowers will promptly notify Secured Party of any change in the location of any Collateral or change in any of Borrowers' corporate names, trade names or their form of doing business.

      3. DEFAULT. If one or more of the events described in subsections (a) through (g) of this Section 3 shall happen and be continuing, each of such events shall be referred to as an "Event of Default":

            (a) Default shall be made by Borrowers (i) in the payment of principal of any of the Notes when and as the same shall become due and payable, whether at maturity thereof or otherwise, or (ii) in the payment of interest on any of the Notes when and as the same shall become due and payable in accordance with the provisions of the Notes; or

            (b) Default shall be made by Borrowers (i) in the performance or observance of any other of the covenants, conditions or agreements on the part of Borrowers, their respective successors or assigns, set forth herein or in the Notes, or (ii) by the existence or occurrence of any Event of Default as defined in the Notes; or

            (c) Borrowers fail to satisfy, in any material respect, or otherwise breach any representations, warranties or covenants contained herein or in the Notes; or

            (d) The occurrence and continuance of an event of default under the Credit Agreement by and among Borrowers and Senior Lender dated September 7, 1999, as amended or any ancillary document thereto; or

            (e) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging any of the Borrowers bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for any of the Borrowers under the federal bankruptcy laws, or any other similar applicable federal or state law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of any of the Borrowers or a substantial part of the property of any of the Borrowers, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force, undischarged and unstayed for a period of 60 days; or any property of any of the Borrowers shall be sequestered or attached and shall not be returned to the possession of any of the Borrowers or released from such attachment within 60 days thereafter; or

            (f) Any of the Borrowers shall institute proceedings to be adjudicated a voluntary bankrupt, or insolvent or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under the federal bankruptcy laws, or any other similar applicable federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or custodian or trustee or assignee in bankruptcy or insolvency of it or of a substantial part of its assets or admit its inability to pay its debts generally as they become due or the making by it of an assignment for the benefit of creditors, or corporate action shall be taken by any of Borrowers in furtherance of any of the aforesaid purposes; or

            (g) The occurrence of any deterioration, depreciation, destruction or impairment of the condition or value of the Collateral, or any part thereof, which causes the Collateral to become unsatisfactory to Secured Party as to its character or value.

Then, in any such case, Secured Party may upon further written notice from Secured Party to Borrowers declare the aggregate principal amount of the Notes, and all interest due or to become due, to be due and payable immediately, without demand or notice and upon any such declaration the aggregate principal amount of the Notes and said accrued interest shall be immediately due and payable and, Secured Party may thereupon proceed to collect the same and to protect and enforce Secured Party's rights either by suit in equity, or by action at law, or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) or any covenant or agreement contained herein or in the Notes or in aid of the exercise of any power granted herein or in the Notes, and proceed to enforce the payment of the Notes and to enforce any other legal or equitable right of Secured Party.

      4. REMEDIES. Subject to the rights of Senior Lender as set forth in the Subordination Agreement, if any Event of Default shall have occurred and be continuing Secured Party may:

            (a) Secured Party may sell or otherwise dispose of the Collateral as described in Section 5(e) below or exercise any of the rights conferred upon Secured Party under the Notes or hereunder without affecting in any way any other rights or remedies to which Secured Party may be entitled;

            (b) Make such payments and do such acts as Secured Party may deem necessary to protect its security interest in the Collateral, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge, claim or lien which is prior to or superior to the security interest granted hereunder, and, in exercising any such powers or authority, pay all expenses incurred in connection therewith, and all funds expended by Secured Party in protecting its security interest shall be deemed additional indebtedness secured by this Security Agreement;

            (c) For the purpose of enforcing any and all rights and remedies under this Security Agreement, Secured Party may (i) require Borrowers to, and each of Borrowers agrees that it will, upon the request of Secured Party, assemble all or any part of the Collateral as directed by Secured Party and make it available at a place designated by Secured Party which is, in Secured Party's opinion, reasonably convenient to Secured Party and Borrowers, whether at the premises of any of Borrowers or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any such Collateral is or may be located and, without charge or liability to Secured Party, seize and remove such Collateral from such premises, (iii) have access to and use Borrowers' books and records, computers and software relating to the Collateral, and (iv) prior to the disposition of any of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by Borrowers, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by Borrowers;

            (d) Publicly or privately sell or otherwise dispose of the Collateral as described in Section 5(e) below, without necessarily having the Collateral at the place of sale or disposition, and upon terms and in such manner as Secured Party may determine. Secured Party may be a purchaser of the Collateral at any public sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Borrowers reasonable notice of the time and place of any public sale thereof or of the tune after which any private sale or any other intended disposition thereof is to be made, and such notice, if given to the Borrowers at least twenty (20) days prior to the date of any public sale or disposition or the date after which any private sale or disposition may occur, shall constitute reasonable notice of such sale or other disposition;

            (e) In accordance with the provisions of Section 5 below, notify any account of Borrowers or any other party obligated on or with respect to any of the Collateral to make payment to Secured Party or its nominee of any amounts due or to become due thereunder or with respect thereto and otherwise perform its obligations with respect to the Collateral on behalf of and for the benefit of Secured Party. Secured Party may enforce collection and performance with respect to any of the Collateral by suit or otherwise, in its own name or in the name of any of Borrowers or a nominee, and surrender, release or exchange all or any part thereof; and compromise, extend or renew (whether or not for longer than the original period) or transfer, assign or endorse for collection or otherwise, any indebtedness or obligation with respect to the Collateral, or evidenced thereby, and upon request of Secured Party, Borrowers will, at their own expense, notify any person obligated on or with respect to any of the Collateral to make payment and performance directly to, in the name of, and on behalf of Secured Party of any amounts or performance due or to become due thereunder or with respect thereto; and

            (f) Exercise any remedies of a Secured Party under the Uniform Commercial Code or any other applicable law.

            (g) Terminate any agreement or commitment of Secured Party for the granting of further credit to Borrowers.

      The proceeds of any sale under this Section 4 shall be applied first to the payment of any sums owing to the Secured Party pursuant to the provisions of the Notes and this Security Agreement, with any funds remaining after payment of the foregoing to be paid to Borrowers.

      Secured Party shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Borrowers until full payment of any deficiency has been made in cash.

      5. GENERAL AUTHORITY. Each of Borrowers hereby irrevocably appoints Secured Party its true and lawful attorney-in-fact (whether before or after an Event of Default), with full power of substitution, in the name of Borrowers, Secured Party or otherwise, for the sole use and benefit of Secured Party, but at Borrowers' expense, to exercise, in Secured Party's sole and absolute discretion, at any time all or any of the following powers:

            (a) to file the financing statements, financing statement amendments and continuation statements referred to in Section 2(e),

            (b) to file the Grant of Security Interest in Patents and Grant of Security Interest in Trademarks with the United States Patent and Trademark Office,

            (c) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

            (d) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

            (e) to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if Secured Party were the absolute owner thereof, and

            (f) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral, provided, however, that the powers described in clauses (c), (d), (e) and (f) above may be exercised by Secured Party only if an Event of Default then exists. The power-of-attorney granted by Borrowers to Secured Party pursuant to this
Section 5 is coupled with an interest and shall be irrevocable during the terms of this Security Agreement.

      6. PRESERVATION OF COLLATERAL BY SECURED PARTY. Should Borrowers fail or refuse to make any payment, perform or observe any other covenant, condition or obligation, or take any other action required by the terms of this Security Agreement or the Notes at the time or in the manner provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Borrowers, and without releasing Borrowers from any obligation, covenant or condition hereof or under the Notes, make, perform, observe, or take any action as Secured Party may deem necessary to protect its security interest in or receive the value of the Collateral, including, but not limited to, the sale of the Collateral. Furthermore, Secured Party may commence, defend, appeal or otherwise participate in any action or proceeding purporting to affect its security interest in or the value of the Collateral.

      7. NOTICES. All notices, requests, demands or other communication which any party hereto may desire or may be required to give to any other party shall be in writing, and shall be deemed given (i) if and when personally delivered, or on the second business day after being deposited in United States mail registered or certified, postage prepaid, or (ii) if and when sent by facsimile transmission, and addressed to a party at its address set forth below, or to such other address as such party may have designated to all other parties by written notice in accordance herewith:

        If to Secured Party:         Virbac S.A.
                                     13 eme rue LID-BP 27
                                     06511 Carros cedex
                                     France
                                     Attention: Michel Garaudet, Chief Financial
                                     Officer
                                     Facsimile No.: 011 33 492 087 132

        with a copy to:              Virbac S.A.
                                     13 eme rue LID-BP 27
                                     06511 Carros cedex
                                     France
                                     Attention: Gerard Sicsic, General Counsel
                                     Facsimile No.: 011 33 492 087 132

        If to Borrowers:             Virbac Corporation
                                     3200 Meacham Boulevard
                                     Fort Worth, Texas 76137
                                     United States
                                     Attention: Chief Financial Officer or Chief
                                     Executive Officer
                                     (817) 831-8327
        with a copy to:              McGuireWoods LLP
                                     150 North Michigan Avenue
                                     Suite 2500
                                     Chicago, Illinois 60601
                                     Attention: David S. Guin, Esq.
                                     Facsimile No.: (312)920-7249

      8. WAIVER. By exercising or failing to exercise any of its rights, options or elections hereunder or under the Notes, Secured Party shall not be deemed to have waived any breach or default on the part of Borrowers or to have released Borrowers from any of their obligations hereunder or under the Notes, unless such waiver or release is in writing and signed by Secured Party. In addition, the waiver by Secured Party of any breach hereof or default in payment of any amounts due under the Notes shall not be deemed to constitute a waiver of any succeeding breach or default.

      9. BINDING AGREEMENT. This Security Agreement and the Notes shall be binding upon Borrowers, its successors and assigns and all other persons or entities claiming under or through Borrowers, and the word "Borrowers," when used herein, shall include all such persons or entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Notes or this Security Agreement. The word "Secured Party," when used herein, shall include Secured Party's successors and assigns, including all other holders, from time to time, of the Notes.

      10. GOVERNING LAW; INTERPRETATION WAIVER OF JULY TRIAL. This Security Agreement shall be governed by the laws of the State of Delaware. Wherever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. Time is of the essence in this Security Agreement. The Secured Party and each of the Borrowers waive trial by jury in any dispute arising from, under or in connection with this Security Agreement.

      11. MISCELLANEOUS.

            (a) Amendment. Neither this Security Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral be released, except by an instrument in writing duly signed by or on behalf of Secured Party hereunder.

            (b) Survival of Representations and Warranties. All representations, warranties and covenants of Borrowers made in this Security Agreement and the Notes shall survive until all of the obligations of Borrowers under the Notes shall have been fully paid and satisfied.

            (c) Headings. The Section headings are used herein for convenience of reference only and shall not define or limit the provisions of this Security Agreement.

      (d) Further Assurances. Each of Borrowers agrees that it will take all such further actions, including, but not limited to, the filing of UCC financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary to perfect and preserve the security interests granted or purported to be granted hereby. With respect to the foregoing and the grant of the security interest hereunder, each of Borrowers hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrowers where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each of Borrowers further agrees to furnish to Secured Party, from time to time, at Secured Party's request, statements and schedules further identifying and describing the Collateral and such other books, records and reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail. Each of Borrowers shall maintain books and records showing the Collateral in accordance with sound accounting and management practices. Secured Party shall have the right to examine each of Borrowers' books and records upon reasonable prior notice and during normal business hours at any time.

      (e) Expenses. Borrowers will upon demand pay to Secured Party the amount of any and all expenses, including the fees, expenses and disbursements of its counsel, and of any experts or agents which Secured Party may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Borrowers to perform or observe any of the provisions hereof. Notwithstanding the forgoing, all expenses of the Secured Party as provided above shall be treated as advances of principal and shall accrue interest in accordance with the provisions of Section 4(b) of the Notes.

      (f) Entire Agreement. This Security Agreement (together with the Notes) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof (including, without limitation, the Prior Agreement).

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                    BORROWERS:

                                                    VIRBAC CORPORATION
                                                    A DELAWARE CORPORATION

                                                    By: /s/ David G. Eller
                                                        ---------------------
                                                    Name: David G. Eller
                                                    Title: President

                                                    PM RESOURCES, INC.
                                                    A MISSOURI CORPORATION

                                                    By: /s/ David G. Eller
                                                        ---------------------
                                                    Name: David G. Eller
                                                    Title: President

                                                    ST. JON LABORATORIES, INC.
                                                    A CALIFORNIA CORPORATION

                                                    By: /s/ David G. Eller
                                                        ---------------------
                                                    Name: David G. Eller
                                                    Title: President

                                                    FRANCODEX LABORATORIES, INC.
                                                    A KANSAS CORPORATION

                                                    By: /s/ David G. Eller
                                                        ---------------------
                                                    Name: David G. Eller
                                                    Title: President

                                                    DELMARVA LABORATORIES, INC.
                                                    A VIRGINIA CORPORATION

                                                    By: /s/ David G. Eller
                                                        ---------------------
                                                    Name: David G. Eller
                                                    Title: President

                                                       VIRBAC AH,INC.
                                                       A DELAWARE CORPORATION

                                                       By: /s/ David G. Eller
                                                           ---------------------
                                                       Name: David G. Eller
                                                       Title: President

                                                       SECURED PARTY:

                                                       VIRBAC S. A.
                                                       A COMPANY ORGANIZED UNDER
                                                       THE LAWS OF THE REPUBLIC
                                                       OF FRANCE

                                                       By: _____________________
                                                       Name: ___________________
                                                       Title: __________________

                                                       VIRBAC AH, INC.
                                                       A DELAWARE CORPORATION

                                                       By: _____________________
                                                       Name: ___________________
                                                       Title:___________________

                                                       SECURED PARTY:

                                                       VIRBAC S. A.
                                                       A COMPANY ORGANIZED UNDER
                                                       THE LAWS OF THE REPUBLIC
                                                       OF FRANCE

                                                       By: /s/ Eric Maree
                                                           ---------------------
                                                       Name: Eric Maree
                                                       Title: President of the
                                                              Management Board

                                                  APPROUVE PAR SERVICE JURIDIQUE
                                                  APPROVED BY LEGAL DEPARTMENT

                                    EXHIBIT A

DEBTORS: Virbac Corporation, PM Resources, Inc., St. Jon Laboratories, Inc.,
         Francodex Laboratories, Inc., Delmarva Laboratories, Inc., Virbac AH, Inc.

SECURED PARTY: virbac S. A.

                            DESCRIPTION OF COLLATERAL

      The term "Collateral" shall mean, and the Collateral shall include all assets and rights of the Borrowers, including, without limitation, all:

      (a)   inventory;

      (b) accounts or notes receivable, accounts, including deposit accounts, drafts and other obligations and/or indebtedness owing to Borrowers;

      (c) contract rights, books, records, chattel paper documents and instruments;

      (d)   motor vehicles, equipment, machinery;

      (e) all patents, patent applications and other related rights including but not limited to, trust patents, patent applications and other rights;

      (f) all trademarks, service marks, applications for trademarks, or service marks and other related rights including but not limited to, those trademarks, service marks, application for trademarks and service marks and other related rights;

      (g) all product registration, product registration dossiers, permits, franchises, certificates, authorizations and approvals, application for the same and other related rights, including but not limited to, the product registration, permits, franchises, certificates, authorizations and approvals, applications for the same and other related rights;

      (h) all of Borrowers' other intellectual proprietary rights and all other proprietary rights and confidential information, technology, processes, technical and scientific data, trade secrets, computer programs, source codes, customer lists, sales literature, catalogs, price lists, formulas and trial results and other similar rights or information;

in each case whether now owned or hereafter acquired by Borrowers and whether now existing or hereafter created or arising and including all addition, replacements, authorizations and accessories, all goodwill associated therewith and any and all products, proceeds and revenues derived therefrom.